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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                    JUNE 12, 2000

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                            PRIME CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)

              Delaware                                 000-14888                          36-3347311
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
    (State or other jurisdiction                    Commission File                    (I.R.S. Employer
          of incorporation)                             Number                       Identification No.)


          10275 West Higgins Road, Suite 200, Rosemont, Illinois 60018
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code (847) 294-6000

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              (Former name or former address, if changed since last
                                    report.)

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ITEM 5.    OTHER EVENTS.

         On June 12, 2000, the Company issued a press release which disclosed that the Letter of Intent under which Finantra Capital, Inc. ("Finantra") agreed to acquire, through a subsidiary to have been formed for that purpose, all of the authorized, issued and outstanding common shares of the Company (the "Letter of Intent") has now expired. In connection with the Letter of Intent, Finantra undertook and the transaction was contingent upon Finantra's ability to negotiate mutually satisfactory arrangements with the note holders of the Company's securitizations (the "Securitizations") as well as certain lenders. Finantra failed to reach satisfactory agreements with all of said parties.

         Certain of the Company's subsidiaries are in default of various covenants under the Securitizations and related agreements for the securitization of the assets of such subsidiaries. Additionally, the Company is currently in default of certain covenants under other loan agreements including its warehouse credit facilities and other senior and subordinated debt.

Further, the Company's main credit facility has expired and the Company is not permitted to borrow additional funds under such facility. As a result, the Company is no longer warehousing transactions.

         The Company is considering all viable alternatives under the circumstances. As such, the Company has actively undertaken negotiations directly with the holders of the Securitizations and other lenders and has engaged Development Specialists, Inc. to serve as the Company's financial advisor and the law firm of Pachulski, Zeihl, Young & Jones P.C. as special counsel.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            None.

       (b)  PRO FORMA FINANCIAL INFORMATION.

            None.

       (c)  EXHIBITS.

            99.1  Press Release dated June 12, 2000

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       PRIME CAPITAL CORPORATION
                                       (Registrant)


Dated: June 12, 2000                   By:       /s/ James A. Friedman
                                                --------------------------------
                                                James A. Friedman
                                                President and Chief Executive
                                                Officer